Exhibit 99.2
Riot Platforms Acquisition of Block Mining Expanding Riot’s footprint and building on Block Mining’s momentum July 23, 2024 NASDAQ: RIOT

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”), which reflect our management’s opinions, expectations, beliefs, and assumptions regarding future events as of the time they are made, based on information then available to management. Riot may also make forward-looking statements in the other reports and documents filed with the SEC. These forward-looking statements may be identified by their use of forward-looking terminology, such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” and similar words or expressions; however, forward-looking statements may be made without such terminology. Such forward-looking statements forward-looking statements are not guarantees of future performance or actual results, and you should not place undue reliance on them. The future events, conditions, or results expressed in, or implied by, such forward-looking statements may not materialize or prove to be correct due to various risks and uncertainties facing Riot, including those risks which management has identified and believes to be material, as well as those which management has not identified, or which management does not believe to be material as of the date such forward-looking statements are made. A discussion of those risk factors identified by management, which management believes to be material, can be found in the Company’s Annual Report on Form 10-K, as filed with the United Stated Securities and Exchange Commission (the “SEC”), under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” therein, as well as under similar headings in subsequent filings we make with the SEC. Copies of these filings may be obtained from the SEC’s website, www.sec.gov and on the “Investor Relations” page of Riot’s corporate website, www.riotplatforms.com. The discussion of such risks is not an indication that any of such identified risks have occurred at the time of this filing, or that management believes such risks are likely to transpire in the future. Furthermore, it is not possible for our management to predict all risks, the potential impact of all factors on our business, or the extent to which any factor, or combination of factors, may cause our actual results to differ, perhaps materially, from those contained in, or implied by, any forward-looking statements we may make. Investors should not, therefore, consider such identified risk factors, or the discussion thereof, to be comprehensive of all risks that may affect the Company’s business. It is possible that risks which are not identified by management, or which management does not believe to be material, could adversely affect our business, perhaps materially, or that management’s efforts to prevent the occurrence of, or mitigate the effects of, those risks identified by management will be successful. Should such risks or uncertainties develop into actual events, these developments could have a material adverse effect on our business, financial condition, results of operations, stockholder’s equity, and cash flows, and the market price of our securities may decline, as a result. Accordingly, you should read this presentation, as well as the documents referenced herein, and other filings we make with the SEC, completely and with the understanding that our future results may be materially different from our historical results and from the results expressed in or implied by any such forward-looking statements. All forward-looking statements attributable to us speak only as of the date they are made and, unless otherwise required by applicable securities laws, we do not assume any obligation and disclaim any intention to update or revise any such forward-looking statements. All forward-looking statements attributable to us are expressly qualified by the foregoing cautionary statements and are made in reliance of the safe harbor provisions of Section 27A of the Securities Act Section 21E of the Exchange Act and the PSLRA.

Expanding with a Low-Cost Kentucky Operator

Transaction includes two operating data centers in addition to a strong pipeline of development opportunities in Kentucky



Site 1: Commerce Drive

- 35 MW wholly-owned data center in Paducah, KY
- Can expand to 60 MW under existing agreements with potential up to 100 MW
- Currently a mix of self-mining and hosting, with hosting business to be phased out as contracts expire



Site 2: Blue Steel

- 25 MW data center in Calvert City, KY with expansion potential to 55 MW
- 18 MW(1) vacant and available for ASIC deployment, which Riot expects to fill mostly with existing miners



Site 3: Coleman Road

- Wholly-owned greenfield site with expansion potential between 60-150 MW
- Riot anticipates construction and full deployment to be completed by YE2025

Combined Site Potential

	Self-Mining Hash Rate	Total Power Capacity
Current	1.0 EH/s(2)	60 MW
YE2024 Target	4.8 EH/s	110 MW
Total Expansion Potential	15.8 EH/s	305 MW
Average LTM All-in Power Cost	~$42 / MWh	

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(1) Includes capacity post termination of hosting contracts under change of control provisions.
(2) Does not include additional 0.6 EH/s of hash rate under management from existing hosting customers.

3

4 Establishing an Additional Growth Arm with Block Mining Transaction immediately adds to Riot’s existing self-mining hash rate and provides a pipeline for expansion in a new, mining-friendly jurisdiction Immediate Hash Rate Growth + Development Pipeline Riot Grows Nationally and Diversifies its Business Expands Riot’s Strategic Relationship with Power Riot is Acquiring a Strong Operator ` ▪ Adds current identified pipeline that could bring operations in Kentucky to over 300 MW across three sites ▪ Supplements and bolsters Riot’s existing growth plans to 100 EH/s ▪ Expands capacity outside Texas in a new, mining-friendly jurisdiction ▪ Strengthens relationships with various power companies and local utilities including the Tennessee Valley Authority and others within the Midcontinent Independent System Operator (“MISO”) region ▪ Consistent with Riot’s Texas-based operations, operations in Kentucky will actively participate in flexible demand response programs that help provide stability to local power markets ▪ Participation in these programs will also optimize the all-in cost of power ▪ Acquired sites have demonstrated a history of strong operating performance and complements the existing Riot operations team ▪ Block Mining has demonstrated to be a capital efficient developer and low-cost operator 1 2 3 4

23MW 11MW 26MW Self-Mining Hosting Vacant and Available for ASIC Deployment Construction Cost(6) MW(7) $ / MW Commerce $28M 65 $0.43M Blue Steel $9M 30 $0.30M Coleman $64M 150 $0.43M Total Construction Cost $100M 245 $0.41M 5 -- 50.0 100.0 150.0 200.0 250.0 300.0 Jul-2024 Nov-2024 Mar-2025 Jul-2025 Nov-2025 Mar-2026 Jul-2026 Nov-2026 Immediate Hash rate Growth + Development Pipeline Current identified pipeline that could bring operations in Kentucky to over 300 MW across three sites 100 MW 155 MW 305 MW 25MW expansion at Commerce completed in ~Nov 2024. Expansion by 25MW is within the existing 60MW PPA. 25MW available at Blue Steel at closing with 25MW of additional power available in Dec 2024, and 5MW in Jul 2025(2) .. 40MW expansion at Commerce estimated for ~Jul 2025. 150MW greenfield build at Coleman estimated for Dec 2025. Contingent on a PPA. Self-Mining Power Capacity Growth Commerce(1) Blue Steel Coleman(1) Total Expenditure Cost Per EH/s Construction Cost $100M Total Expenditure $470M Cost of Miners(4) $245M Total Hash Rate 15.8 EH/s Purchase Consideration(5) $125M Total Expenditure $470M Cost Per EH/s $30M 1 (1) Expansion at Commerce beyond 60MW and for all expansion at Coleman are subject to requisite PPA’s. (2) Subject to contract amendment. (3) Includes capacity from terminated hosting contracts with change of control provisions. (4) Assumes purchase of M66S’ at a cost of $16.5/TH/s. (5) Assumes all contingent consideration is earned. (6) Includes refundable long-term utility deposits. (7) Excludes existing capacity of 60MW. Capital Expenditure Budget 60MW Power Capacity at Close(3) (3)

6 Block Mining will accelerate Riot’s growth and bolster its path to reaching 100 EH/s of self-mining 1 Immediate Hash rate Growth + Development Pipeline (cont’d) 3.1 EH/s 9.7 EH/s 12.4 EH/s 12.4 EH/s 22.0 EH/s 28.1 EH/s 36.3 EH/s 43.6 EH/s 56.6 EH/s 75.3 EH/s 100.0 EH/s 2021A 2022A 2023A Q1 2024A Q2 2024A Q3 2024E Q4 2024E H1 2025E H2 2025E Full Corsicana & Kentucky Development 2027+ Rockdale Rockdale Expansion Corsicana KY 2024 Expansion KY Future Expansion Additional Growth Assuming full exercise of additional MicroBT purchase options Historical Assuming full buildout of Corsicana & Kentucky capacity (1) (2) (1) ‘KY 2024 Expansion’ includes current installed capacity and development of additional MWs up to immediately available power capacity of 110 MW (inclusive of installed capacity). (2) ‘KY Future Expansion’ includes current installed capacity and development of additional MWs up to current PPA expansion targets which total 305 MW (inclusive of installed capacity).

7 Block Mining provides an operational footprint and an exciting pipeline outside of Texas Pro Forma Capacity(1) (MW) at Close(2) Pro Forma Capacity (MW) by YE2025(3) 67% 28% 3% 2% Rockdale Corsicana Commerce Drive Blue Steel 40% 44% 5% 3% 8% Rockdale Corsicana Commerce Drive Blue Steel Coleman Road Strengthening Partnerships with 2 Riot Grows Nationally and Diversifies its Business (1) Rockdale and Corsicana based on previously announced nameplate capacity; Commerce, Blue Steel and Coleman Road based on expected nominal load. (2) Includes 35 MW at Commerce Drive and 25 MW at Blue Steel. (3) Based on total Riot Kentucky future expansion potential of 305 MW. 16% 5%

8 Acquired sites participate in flexible demand response programs that help provide stability to local power markets while optimizing cost of power ▪ Riot will partner with Voltus for service and execution of its energy strategy by participating in various demand response programs ▪ Power load is negotiated with MISO, which allow sites to automatically power up and down in minutes to meet grid demand and stabilize prices Operating Reserves ▪ Operational since March 2023 with participation continuously year-round ▪ Provides grid frequency control for durations between 40-60 minutes Price Response ▪ Operational since March 2023 with participation continuously year-round ▪ Variable strike price based on market economics Load Modifying Resource ▪ Operational since June 2023 ▪ Register capacity with MISO and if an issue with load arises, MISO can signal to turn off, which results in capacity credits Emergency Demand Response ▪ Operational since June 2023 ▪ Infrequently called, but highly important for grid stability 3 Expands Riot’s Strategic Relationship with Power MISO Demand Response Programs

4 Riot is Acquiring a Strong Operator

History of strong operating performance complements the existing Riot operations team

Low-Cost Operator

Pro Forma Cost to Mine Bitcoin(1)


$23,034
$21,580
$22,917
Riot
Block Mining (2)
Pro Forma (3)

- The combination of power strategy, high uptime and labor force efficiency has delivered an attractive Cost to Mine per Bitcoin

Capital Efficient Developer

Capex Per MW Buildout Cost ($/MW)


$302K / MW
$80K / MW
$210K / MW
Commerce Drive
Blue Steel
Average (4)

- Opportunistic site selection has helped leverage existing underutilized electrical infrastructure, reducing overall cost and time to build

(1) Three months ended as of March 31, 2024. Non-GAAP, net of $5.1 million of power curtailment credits and excluding power costs of $4.5 million provided to remaining hosting clients. Direct cost to produce 1 BTC of $30,120 based on GAAP cost of Bitcoin Mining revenues. (2) Includes only self-mined Bitcoin. (3) Average weighted by total Bitcoin mined . (4) Weighted average capex per MW buildout cost at Commerce Drive and Blue Steel.

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10 Brings additional talent in-house with experienced management team that brings connections to the local community 4 Riot is Acquiring a Strong Operator Michael Stoltzner ▪ Michael is the co-founder and a major shareholder of Block Mining ▪ Previously, he co-founded proprietary trading firm Futrex Trading, LLC. The firm has traded billions of dollars in futures and options contracts. Michael has thirty+ years of experience in managing proprietary trading on worldwide exchanges. Erik Ellingson ▪ CFO at Block Mining ▪ Erik has over twelve years of financial experience in investment banking, capital markets and investing across global markets and asset classes, including digital assets. ▪ Prior to joining Block Mining as CFO, he was a partner at CMT Digital’s Venture Fund focused on business development and capital markets activities. Jeremy Witten ▪ EVP of Engineering & Director of Mining Operations at Block Mining ▪ Prior to Block Mining, Jeremy spent twelve years managing maintenance, electrical, engineering, environmental compliance, and construction in the Ferroalloy industry. ▪ He has also spent over three years conceptualizing and building data centers.

11 Transaction Overview Transaction ▪ Riot has acquired 100% ownership of Block Mining Consideration ▪ Up to $125 million on a cash-free, debt-free, Bitcoin-free basis, subject to customary working capital adjustments Form of Consideration ▪ Upfront consideration equal to $92.5 million consisting of $18.5 million in cash and $74 million in an amount of Riot shares issued at the 20-day VWAP ending on July 18th, 2024 ▪ Earn-out consideration of up to $32.5 million payable upon achieving certain milestones tied to infrastructure developed and power capacity additions via executed PPAs – $10.0 million upon execution of 60 MW PPA at Coleman Road – $10.0 million upon improvement of economic terms in Coleman PPA – $12.5 million upon execution of PPAs above an aggregate of 170 MW up to 305 MW prior to December 31, 2025 Continuity ▪ Key members of the management team have joined Riot ▪ Management are efficient operators with strong local relationships Closing ▪ Concurrent sign and close on July 23, 2024

12 Appendix

0.0 1.71 10.45 10.36 18.1 1.7 8.7 0.1 7.6 13 Existing Hosting Business Riot plans to wind-down the acquired hosting business and focus on self-mining ▪ At close, ~18 MW of capacity is still being used to host 3rd parties ▪ 8 MW of contracts are subject to change of control (“CoC”) provisions that will be exercised upon closing ▪ The remaining contracts will continue to expire until May 2025 ▪ Riot intends to replace terminated and expiring hosting contracts with its own miners Hosting Capacity Expiry July 2024 Exercise CoC Q3 2024 Q1 2025 Q2 2025 May 2025 Contracts with CoC Provisions Standard Contract Expiry

Growth Plans Fully-Funded Through Year-End 2025



9,334 BTC[2]
$639 million cash & marketable securities[1]
$13 million
$45 million
$143 million
$148 million
$19 million
$95 million
$250 million
Q2 2024
Estimated Bitcoin production[2][3]
Cost to mine[4]
Rockdale construction
Corsicana Facility 400 MW build-out (remaining)[5]
Corsicana Facility additional 200 MW build-out
Corsicana miner purchases[6]
BMI acquisition (cash consideration)
Kentucky 2024 expansion[7]
Kentucky future expansion[8]

(1) As of June 30, 2024. (2) As of June 30, 2024. Based on market price of BTC of approximately $62,678 as of June 30, 2024. (3) Assumes average global network hash rate of 615 EH/s in 2024 (June to December), and 663 EH/s in 2025 (January to December), includes BTC production from Bitcoin mining operations from the Rockdale Facility, estimated Company future deployed self-mining hash rate at the Corsicana Facility, and estimated Company future deployed self-mining hash rate related to the Block Mining acquisition. (4) Includes forecasted cost of revenue for Riot's Bitcoin Mining segment net of allocated power curtailment credits. (5) Assumes outstanding infrastructure capital expenditure as of June 30, 2024, only. (6) Includes remaining capital expenditure on second order of 66,560 additional miners scheduled to be delivered through April 2025. (7) Includes infrastructure capital expenditures and miner purchases for 55MW of added capacity. (8) Includes infrastructure capital expenditures and miner purchases for 190MW of added capacity.

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Block Mining Historical Financial Summary

(in $ thousands, except for per share amounts)	FY 2022	FY 2023	Q1 2024[1]
Revenue			
Revenue - mining	$25,192	$18,512	$6,357
Revenue - hosting	6,066	9,175	2,134
Sale of mining equipment	38,432	948	-
Other Revenue	-	-	59
Total Revenue	**69,691**	**28,635**	**8,549**
Bitcoin mining costs	8,938	7,323	2,524
Data center hosting costs	13,155	9,542	1,424
Mining equipment expense	35,173	300	-
Total Cost of Revenue	**57,265**	**17,165**	**3,948**
Gross Profit	**12,425**	**11,470**	**4,601**
Selling, general, & administrative expenses	7,054	6,016	1,882
Depreciation	18,017	9,015	4,567
Impairment of property, plant, and equipment	17,578	-	-
Disposal of property, plant, and equipment	1,571	-	-
Loss on sale of property, plant, and equipment	-	181	-
Power curtailment credits	-	(323)	(347)
Realized (Gain)/loss on sale of digital assets	830	(166)	(200)
Change in fair value of digital assets	(107)	(1)	-
Total Operating Expenses	**44,943**	**14,722**	**5,903**
Operating Loss	**(32,518)**	**(3,252)**	**(1,302)**
Interest Expense	(3,430)	(2,241)	(326)
Interest Income	17	198	52
Gain/(Loss) on investments	(203)	49	12
Other income	2,615	1,094	-
Loss before provision for income taxes	(33,519)	(4,152)	(1,564)
Income Taxes	**(1,419)**	**105**	**-**
Net Loss	**(32,100)**	**(4,256)**	**(1,564)**
Depreciation	18,017	9,015	4,567
Income taxes	(1,419)	105	-
Interest income	(17)	(198)	(52)
Interest expense	3,430	2,241	326
Interest, Taxes, Depreciation	**20,012**	**11,163**	**4,841**
EBITDA	**($12,088)**	**$6,906**	**$3,277**

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(1) Quarterly financials are unaudited

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